EXHIBIT 32

STRATEGIC CAPITAL RESOURCES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Strategic Capital Resources, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I David Miller, Chief Executive Officer and President (Principal Executive Officer) and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2003	/s/ DAVID MILLER

Chief Executive Officer

Dated: August 25, 2003	/s/ DAVID MILLER

Chief Financial Officer